Financial expenses	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Financial expenses
Financial expenses

The following table sets forth the components of our financial expenses for the years ended December 31, 2019, 2018 and 2017:

	For the year ended December 31,
In thousands of U.S. dollars	2019	2018	2017
Interest expense on debt (including all lease financing arrangements) (1)	$162,738	$145,871	$86,703
Amortization of deferred financing fees	7,041	10,541	13,381
Write-off of deferred financing fees (2)	1,466	13,212	2,467
Accretion of convertible notes (as described in Note 13)	11,375	13,225	12,211
Accretion of premiums and discounts on assumed debt(3)	3,615	3,779	1,478
Total financial expenses	$186,235	$186,628	$116,240

(1)
The increase in interest expense is primarily attributable to increases in the Company’s average debt balance over each period. The average carrying value of our debt outstanding during the years ended December 31, 2019, 2018 and 2017 was $2.91 billion, $2.81 billion and $2.27 billion, respectively. The increase in the average carrying value of our debt balance during the year ended December 31, 2019 was primarily the result of the Trafigura Transaction and the assumption of $531.5 million of obligations under leasing arrangements. The increase in the average carrying value of our debt balance during the year ended December 31, 2018 was primarily the result of the Merger and the assumption of NPTI's indebtedness of $907.4 million (which closed in September 2017 and thus did not impact the entire year ended December 31, 2017), in addition to an increase in debt as a result of a series of refinancing initiatives on certain of our vessels in our fleet that was completed during the year ended December 31, 2018.

Additionally, LIBOR rates increased during the year ended December 31, 2018, thus augmenting the increase in interest expense during that year. LIBOR rates decreased during the year ended December 31, 2019, thus partially offsetting the increase in interest expense during that year.
Interest payable during those periods was offset by interest capitalized of $2.8 million, $0.2 million and $4.2 million, during the years ended December 31, 2019, 2018 and 2017 respectively.

(2)
The write-off of deferred financing fees during the year ended December 31, 2019 include (i) $1.2 million related to the refinancing of existing indebtedness on certain vessels, and (ii) $0.3 million related to the redemption of the Senior Notes due 2019 (as described in Note 13). The write-off of deferred financing fees during the year ended December 31, 2018 includes (i) $1.2 million related to the exchange of our Convertible Notes due 2019 in May and July 2018 (as described in Note 13), and (ii) $12.0 million related to the refinancing of the existing indebtedness on certain vessels. The write-off of deferred financing fees during the year ended December 31, 2017 includes (i) $0.5 million related to the repayment of debt as a result of the sales of two vessels, (ii) $0.1 million related to the repayment of debt as a result of the sale and operating leasebacks of three vessels, (iii) $1.1 million related to the repayment of debt as a result of the sale and finance leasebacks for five vessels, and (iv) $0.8 million related to the refinancing and repayment of various secured and unsecured borrowings during the year ended December 31, 2017.

(3)
The accretion of premiums and discounts represent the accretion or amortization of the fair value adjustments relating to the indebtedness assumed from NPTI that have been recorded since the closing dates of the NPTI Vessel Acquisition and the September Closing.